UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22546

ClearBridge Energy Midstream Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: February 28, 2019

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

FORM N-Q

FEBRUARY 28, 2019

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	February 28, 2019

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 108.3%
Crude/Refined Products Pipelines - 2.9%
BP Midstream Partners LP	1,071,400	$17,560,246
Shell Midstream Partners LP	253,200	4,527,216

Total Crude/Refined Products Pipelines		22,087,462

Diversified Energy Infrastructure - 37.0%
Energy Transfer LP	5,438,062	80,428,937
Enterprise Products Partners LP	3,505,417	96,924,780
Genesis Energy LP	2,652,650	57,164,608
Plains All American Pipeline LP	1,573,571	36,727,147
Plains GP Holdings LP, Class A Shares	217,965	5,054,608

Total Diversified Energy Infrastructure		276,300,080

Gathering/Processing - 20.3%
Antero Midstream Partners LP	178,000	4,298,700
Blueknight Energy Partners LP, Class L Shares	2,121,440	2,821,515
CNX Midstream Partners LP	1,005,100	15,589,101
DCP Midstream LP	1,017,576	32,796,475
Enable Midstream Partners LP	2,067,075	30,737,405
EQM Midstream Partners LP	292,920	11,385,800
Noble Midstream Partners LP	349,640	11,768,883
Summit Midstream Partners LP	382,680	4,048,754
Western Midstream Partners LP	1,132,456	37,891,973

Total Gathering/Processing		151,338,606

General Partner - 5.9%
Tallgrass Energy GP LP	1,934,210	43,771,172

Global Infrastructure - 3.1%
Brookfield Infrastructure Partners LP	581,950	23,289,639

Liquids Transportation & Storage - 18.4%
Buckeye Partners LP	981,629	30,901,681
Delek Logistics Partners LP	293,030	9,119,094
Global Partners LP	173,670	3,299,730
Holly Energy Partners LP	513,232	14,970,977
Magellan Midstream Partners LP	775,410	47,199,207
NuStar Energy LP	503,470	13,044,908
PBF Logistics LP	855,580	18,685,867

Total Liquids Transportation & Storage		137,221,464

Natural Gas Transportation & Storage - 7.8%
Cheniere Energy Partners LP	778,300	34,502,039
TC PipeLines LP	755,630	24,013,921

Total Natural Gas Transportation & Storage		58,515,960

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2019

SECURITY	SHARES/UNITS	VALUE
Oil, Gas & Consumable Fuels - 3.4%
Enviva Partners LP	665,000	$19,983,250
Green Plains Partners LP	330,000	5,283,300

Total Oil, Gas & Consumable Fuels		25,266,550

Oil/Refined Products - 6.3%
Andeavor Logistics LP	618,798	21,769,314
MPLX LP	762,626	25,288,678

Total Oil/Refined Products		47,057,992

Propane - 3.1%
AmeriGas Partners LP	568,761	16,135,749
Suburban Propane Partners LP	320,060	6,948,503

Total Propane		23,084,252

Shipping - 0.1%
KNOT Offshore Partners LP	56,222	1,017,618

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $812,710,219)		808,950,795

	SHARES
COMMON STOCKS - 41.6%
ENERGY - 39.8%
Oil, Gas & Consumable Fuels - 39.8%
Enbridge Inc.	1,508,849	55,812,324
EnLink Midstream LLC	3,847,693	42,901,777
Kinder Morgan Inc.	1,963,000	37,611,080
ONEOK Inc.	816,279	52,454,088
SemGroup Corp., Class A Shares	977,974	15,393,311
Targa Resources Corp.	943,353	37,960,525
Williams Cos. Inc.	2,069,675	55,239,626

TOTAL ENERGY		297,372,731

INDUSTRIALS - 1.8%
Transportation Infrastructure - 1.8%
Macquarie Infrastructure Corp.	318,880	13,039,003

TOTAL COMMON STOCKS (Cost - $313,653,169)		310,411,734

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,126,363,388)		1,119,362,529

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2019

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 1.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $11,440,374)	2.246%	11,440,374	$11,440,374

TOTAL INVESTMENTS* - 151.4% (Cost - $1,137,803,762)			1,130,802,903
Mandatory Redeemable Preferred Stock, at Liquidation Value - (6.4)%			(48,000,000)
Liabilities in Excess of Other Assets - (45.0)%			(335,817,727)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$746,985,176

*	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) was incorporated in Mary-land on April 05, 2011 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in energy midstream entities. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations (the 80% policy). For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been

Notes to Schedule of Investments (unaudited) (continued)

obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$808,950,795	—	—	$808,950,795
Common Stocks	310,411,734	—	—	310,411,734

Total Long-Term Investments	1,119,362,529	—	—	1,119,362,529

Short-Term Investments†	11,440,374	—	—	11,440,374

Total Investments	$1,130,802,903	—	—	$1,130,802,903

†	See Schedule of Investments for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge Energy Midstream Opportunity Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2019

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 23, 2019